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GENERAL STEEL HOLDINGS INC.

First Quarter 2011 Earnings Call Presentation

Henry Yu, CEO, John Chen, CFO
Jenny Wang, Investor Relations Manager

May 11, 2011

Safe Harbor Statement

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GENERAL STEEL HOLDINGS INC.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. These risk factors, include, but are not limited to, any comments relating to our financial performance, the competitive nature of the marketplace, the condition of the worldwide economy and other factors that have been or will be detailed in the Company's periodic filings (including Forms 8-K, 10-K and 10-Q) or other documents filed with the Securities and Exchange Commission. For more detailed information on the Company, please refer to the Company filings with the Securities and Exchange Commission, which are readily available at http://www.sec.gov, or through the Company's Investor Relations website at http://www.gshi-steel.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Agenda

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GENERAL STEEL HOLDINGS INC.

First Quarter 2011 Highlights and Longmen JV
Unified Management Agreement Highlights

First Quarter Financial Highlights and Key Operating Metrics

Market Overview and Geographic Advantage

Q&A

First Quarter 2011 Highlights

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GENERAL STEEL HOLDINGS INC.

Q1 2011 Financial Highlights

- Q1 2011 net income of $2.6 million vs. net loss of $(5.5) million in Q1 2010
- Revenue of $710.5 million (+57% y/y)
- Gross Margin of 4.0% (+272 bps y/y)
- Crude Steel Capacity of 7 million mt (+75% y/y)

Growth Driver: Capacity Expansion at Longmen JV

- Began test-running new equipment in January 2011
- New equipment adds 3 million metric tons of crude steel capacity annually
- Q1 2011 crude steel production totaled 1.2 million metric tons (85% of capacity)


USD Million
First Quarter 2011 Revenue
1,000
750
500
250
0
453
710
+57% year-over-year
2010 Q1
2011 Q1

Other Achievements

- Transition of PWC Zhong Tian CPAs Limited as our auditor on track, beginning Q2 2011
- Continued execution of 1 million share stock repurchase program; 979,481 shares purchased as of 5/9/11

Longmen JV Unified Management Agreement

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GENERAL STEEL HOLDINGS INC.



General Steel
Shaanxi Steel Group
Shaanxi Coal* Group

* Shaanxi Coal Group is the parent company of Shaanxi Steel Group.

Key Implications

- Confirms the operating model of the 3 million metric ton of annual crude steel production capacity.
- Provides access to improved raw material purchasing terms and reduced transportation costs.
- Improves operational efficiency.
- Provides provisions for future financial and operational support from partners.

Timeline

Event	Date
✓ Full-scale Production	May 2011
✓ Unified Management Agreement Signing Ceremony	April 29, 2011
✓ Completion of Equipment Testing	Apr 2011
✓ Commencement of Equipment Testing	Jan. 2011
✓ **Shaanxi Steel Group Commenced Equipment Construction, including:** two 1,280 cubic meter blast furnaces, two 120 metric ton converters and one 400 square meter sintering machine.	Aug 2009



Longmen JV Unified Management Agreement

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GENERAL STEEL HOLDINGS INC.

General Steel and Shaanxi Steel Group Will Jointly Manage the Production of Crude Steel at Longmen JV

- Joint management term: 20 years
- Pre-tax profit sharing (for the first 2 years):



Shaanxi Steel Group
40%
60%
Longmen JV

Shaanxi Steel Group Contributions

- Fully-funded new equipment at Longmen JV, with fair market value of $500 million
- Two 1,280 cubic meter blast furnaces, two 120 metric ton converters and one 400 square meter sintering machine
- Additional annual crude steel production capacity of 3 million metric tons

Accounting Treatment of Key Items

GSI Condensed		Unified Management
Total Sales	100%	Total Sales
Cost of Good Sold	100%	Depreciation
Operating Expenses	40%	**Pre-tax Profit** 40% EBIT attributable to Shaanxi Steel Group
Pre-tax Profit	60%	**Pre-tax Profit** 60% EBIT attributable to Longmen JV

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2011 earnings call.

1Q2011 Financial Highlights

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GENERAL STEEL HOLDINGS INC.

	Three Months Ended		Year-Over-Year
($MM, except per share data)	**Mar. 31, 2011**	**Mar. 31, 2010**	**Change**
Revenue	**$ 710.5**	**$ 453.0**	**56.8%**
Shipment (KMT)	1,189	1,035	14.8%
Cost of Sales	682.1	447.3	52.5%
Gross Profit	**28.3**	**5.7**	**394.1%**
Gross Margin	4.0	1.3	272bps
SG&A	14.5	12.1	19.4%
Operating Income	13.8	(6.4)	215.7%
Finance & Interest Expense	14.1	11.0	28.8%
Net Income (Loss)	**2.6**	**(5.5)**	**147.3%**
EPS	**0.05**	**(0.11)**	**143.2%**

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2011 earnings call.

Key Operating Metrics

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GENERAL STEEL HOLDINGS INC.



Improving Gross Margin
4.0%
2.0%
0.0%
1.3%
1.5%
3.4%
3.4%
4.0%
2010 Q1
2010 Q2
2010 Q3
2010 Q4*
2011 Q1



Average Selling Prices of Rebar
600
400
200
0
496
560
606
+22.2% y/y; +5.5% q/q
2010 Q1
2010 Q4
2011 Q1

* Gross profit in the fourth quarter 2010 adjusted for a cost deduction of a $27.1 million compensation payment from Shaanxi Steel Group.

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2011 earnings call.

Balance Sheet Highlights

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GENERAL STEEL HOLDINGS INC.

	AS OF	
(USD 1,000)	**Mar. 31, 2011**	**Dec. 31, 2010**
Assets:		
Cash and Restricted Cash	$292,286	$263,068
Accounts Receivable	$24,947	$17,591
Notes Receivable	$117,804	$49,147
Inventories	$521,066	$475,879
Advances on Inventory Purchases	$41,482	$30,764
Total Current Assets	$1,395,262	$1,154,591
Property Plant and Equipment	$607,195	$602,612
Total Assets	$2,061,872	$1,814,668
Liabilities:		
Total Notes Payable	$556,812	$480,152
Total Accounts Payable	$384,729	$318,652
Total Short Term Loan	$507,367	$489,431
Customer Deposits	$358,510	$248,255
Taxes Payable	$4,932	$2,316
Total Current Liabilities	$1,882,727	$1,639,192
Total Equity	$177,123	$169,903

- **As of the date hereof, all of the convertible promissory notes issued on December 13, 2007 have been converted into Common Stock.**

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2011 earnings call.

China Steel Market

China Annual Crude Steel Output 2000~2010



million tons
700
600
500
400
300
200
100
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E

* Source: World Steel Association

- Q1 2011 China's crude steel production reached 169.9 million* metric tons (up 8.7% y/y)
- 2010 steel production in China was a record 626.7 million metric tons (44.3% of global output), with consumption estimated to be approximately 596 million tons (42% of global consumption)

China Rebar Selling Prices: 2009 - 2010



RMB per MT
5,500.00
5,000.00
4,500.00
4,000.00
3,500.00
3,000.00
Shanghai, China
Beijing, China

* Source: China Galaxy Future Company

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2011 earnings call.

Geographic Advantage

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GENERAL STEEL HOLDINGS INC.

Year-over-Year Increases in GDP



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
11.9%
10.3%
14.9%
14.6%
3M2010
1H2010
9M2010
FY2010

- Under the PRC government's "Go West" initiative and 12th Five-Year Plan, significant capital is being allocated toward the development of China's Western
- GSI's Longmen JV subsidiary is the dominant supplier of rebar in the Shaanxi province, with annual production capacity of 7 million tons of crude steel, approximately 70% of the local market share, and no major competitors within 250 kilometers.

Selected Infrastructure Investment in Shaanxi

	Construction Period	Construction Scale	Total Investment (In USD Billion)	Investment through 2009 (In USD Million)
Xian #1, #2 Subway	2006-2013	#1 Line – 26.4 km #2 Line – 25.3 km	3.9	9,400
Xian-ChengDu Railway	2009-2013	340 km	7.2	294
Water Pumping Station	2009-2013	67 water pumping stations	2.5	147
Total			**13.6**	**9,841**

Source: National Bureau of Statistics of China, Jiangsu development & Reform commission
http://www.sndrc.gov.cn/Page.htm, http://www.sj.stats.gov.cn/

This presentation is intended to be viewed in conjunction with the General Steel Holdings, Inc. first quarter 2011 earnings call.



Q&A

Jenny Wang
General Steel Holdings, Inc.
Tel: + 86-10-5879-7346
Email: jenny.wang@gshi-steel.com

Brandi Floberg / Lee Roth
The Piacente Group
212-481-2050
Email: generalsteel@tpg-ir.com

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GENERAL STEEL HOLDINGS INC.